UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2012

URBAN BARNS FOODS INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-145897
Commission File Number

7170 Glover Drive
Milner, British Columbia, Canada V0X 1T0
(Address of principal executive offices)

Registrant’s telephone number, including area code:
604.888.0420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 20, 2012, Urban Barns Foods Inc., a corporation organized under the laws of the State of Nevada (the “Company”) announced that it had closed a further private placement offering of 2,000,000 shares of its Class A common stock (the "Private Placement Offering"). In accordance with the terms of the Private Placement Offering, the Company sold 2,000,000 shares of its Class A common stock at a price of $0.025 to investors. The Company received aggregate proceeds of $50,000 from three investors.

The shares of Class A common stock were issued to three non-United States resident investors in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of Class A common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The investors executed subscription agreements and acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 7. REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

On October 22, 2012, Urban Barns Foods Inc., a Nevada corporation (the “Corporation”) disseminated a press release regarding its current discussions with several institutional and high net worth investors to finance the Corporation's first facility for commercial production of locally grown vegetables to be located on the West Island of Montreal. The Corporation has budgeted $2,000,000 US for the purchase and construction of some 44 Cubic Farming™ machines. Forty of these machines are for commercial production and four machines are for research and development (R&D) initiatives. The additional R&D machines, will compliment the existing five machines in the Langley, British Columbia facility.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1	Press Release of Urban Barns Foods Inc. dated October 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 22, 2012	Urban Barns Foods Inc.
(Registrant)

/s/ Jacob Benne
Jacob Benne
President, Chief Executive Officer, Director